Exhibit 99.4

TSR’s Matt Hagan Holds 2026 NHRA Points Lead Post Semi-Final Run at St. Louis in American Rebel Light Beer Funny Car with Three Races Left in Championship Chase

Tuesday, 06 October 2026 07:45 AM

Topic:

Company Update

American Rebel Light Beer featured as the Primary Sponsor on Matt Hagan’s American Rebel Light Beer Dodge Hellcat Funny Car celebrates Hagan earning five qualifying bonus points, two round wins and a St. Louis semifinal finish as the 2026 regular-season champion, Matt Hagan pursues his fifth world title. Win Hagan Win!

NASHVILLE, TN / ACCESS Newswire / October 6, 2026 / American Rebel Holdings, Inc. (OTCID:AREB ), creator of American Rebel Light Beer - America’s Patriotic, God Fearing, Constitution Loving, National Anthem Singing, Stand Your Ground Beer - today congratulated Matt Hagan on a semifinal finish at the NAPA Auto Parts NHRA Midwest Nationals, where the four-time Funny Car world champion collected five qualifying bonus points, won two elimination rounds and left St. Louis atop the unofficial championship standings driving the American Rebel Light Beer Dodge//SRT Hellcat Funny Car .

Hagan exits World Wide Technology Raceway with 2,402 points and a 72-point advantage over Jordan Vandergriff, according to NHRA’s unofficial post-event standings . With three races remaining, the 2026 regular-season champion continues his pursuit of world championship number five - and American Rebel Light Beer has been a part of that championship story.

“Matt came into St. Louis with the points lead, put American Rebel Light Beer into the semifinals and left with the field still chasing him,” said Andy Ross, Chairman and Chief Executive Officer of American Rebel Holdings, Inc. “He earned points in qualifying, won two rounds on Sunday and kept fighting. That is what we love about Matt Hagan. He is a true American Rebel, and we are proud to have our name on his car as he goes after his fifth world championship. Win Hagan Win! Win Rebel Win! “

American Rebel Matt Hagan. Five bonus points. Two round wins. Still No. 1.

Hagan qualified third with a best elapsed time of 3.882 seconds and earned five bonus qualifying points before Sunday’s eliminations. He then defeated Terry Haddock with a 3.935-second run at 331.12 mph and Spencer Hyde with a 3.925-second pass at 331.28 mph, advancing the American Rebel Light Beer Funny Car into the final four.

His bid for the event victory ended against Vandergriff in the semifinals after the car lost traction shortly after launch. In TSR’s race recap , Hagan described a supercharger change before that round and acknowledged how demanding the championship fight has become. The semifinal setback ended his day, but not his place at the top of the standings.

“We had a great weekend in this American Rebel Light Beer Dodge Funny Car, nothing to hang our heads about,” Hagan said in TSR’s published recap.

The result keeps the focus on the next opportunity rather than an assured outcome. Hagan’s advantage over Vandergriff stands at 72 points, while St. Louis winner Austin Prock is 106 points back in third. The championship remains open, and Hagan heads to Texas with the lead to defend.

Watch Matt Hagan in the American Rebel Light Beer Funny Car

Watch the Replay on FS2 and FS1

If you missed the action from the NHRA Midwest Nationals, there’s still time to catch the excitement and follow Matt Hagan’s championship push. The NHRA championship-chase story remains must-see viewing, and fans can tune in to multiple national re-air broadcasts on FS2 and FS1. The rallying cry’s for American Rebel remains simple: Win Hagan Win. Win Leah Win. Win Rebel Win.

Coverage	Date	Time / Network
Finals (RE-AIR)	Wednesday, October 7, 2026	9:00 AM - 11:00 AM ET | FS2
Finals (RE-AIR)	Thursday, October 8, 2026	12:00 AM - 2:00 AM ET | FS2
Finals (RE-AIR)	Thursday, October 8, 2026	9:00 PM - 11:00 PM ET | FS1

Don’t miss these additional opportunities to relive the racing drama, championship implications, and American Rebel’s continued presence on one of motorsports’ biggest stages. Tune in on FS2 and FS1 and cheer on Matt Hagan and Leah Pruett as the Countdown to the Championship continues.

Regular-season champion. Four world titles. The chase for five. Matt Hagan, True American Rebel

Hagan has already secured the 2026 NHRA Funny Car regular-season championship , earning the top seed for the six-race Countdown to the Championship at the U.S. Nationals in Indianapolis. That achievement is separate from the season-ending world championship now being contested. St. Louis marked the halfway point of the Countdown, leaving Texas, Las Vegas and Pomona to settle the title.

His four national-event victories this season have come at the Winternationals in Pomona, the Thunder Valley Nationals in Bristol, the Brainerd Nationals and the Nationals at The Rock. The September 27 Rockingham win was the 59th of his Funny Car career and his fourth consecutive final-round appearance entering St. Louis. Those results give the championship pursuit a season-long foundation, not just a strong weekend.

For American Rebel , Brainerd remains a standout moment : Hagan drove the American Rebel Light Beer Funny Car to victory on August 23 and took over the points lead. He beat Vandergriff in that final after eliminating Prock in the semifinals. The same two competitors now closest behind him in the unofficial standings were part of that American Rebel-branded victory.

A fifth world title would add to Hagan’s championships in 2011, 2014, 2020 and 2023. NHRA has noted that it would also make him only the second driver, alongside John Force, to reach five Funny Car world championships. He brings that experience into the final three events. Nothing is clinched; that is precisely what makes the final three races a compelling next chapter.

TSR: The team behind every NHRA race featuring American Rebel

American Rebel recognizes Tony Stewart Racing and the people whose preparation and dedication make each competitive run possible. Crew chief Mike Knudsen, Phil Shuler, Alex Conaway and the Hagan crew have helped put the Funny Car program in position to contend for another title. Hagan has repeatedly credited that group and the working environment at TSR for its success. American Rebel’s relationship with the organization dates to a multiyear agreement announced in 2023, establishing a connection that extends well beyond a single race weekend.

TSR’s Leah Pruett debuts Pellera colors, leaves St. Louis fourth in the unofficial standings

In Top Fuel, TSR’s Leah Pruett debuted a new purple Pellera primary livery and left St. Louis fourth in the unofficial standings. Pruett qualified eighth, earned three qualifying bonus points and defeated Kyle Wurtzel in the opening round before losing to eventual event winner Shawn Langdon in the quarterfinals. She and her crew worked through mechanical challenges. American Rebel congratulates Pruett and the team on their effort and looks forward to cheering them through the remaining championship events alongside Hagan’s Funny Car campaign.

American Rebel on the car(s) provides valuable visibility to the Motorsports fans and potential customers for American Rebel

American Rebel’s motorsports strategy is intended to connect racing visibility with adult-consumer discovery, distributor and retailer engagement, and awareness of American Rebel Holdings, Inc. (OTCID:AREB). Hagan’s championship pursuit gives those audiences an ongoing story to follow and a recognizable product to connect with the Company behind it, even between the race weekends.

The Company believes the sport’s emphasis on determination, independence and pride in country fits the identity displayed on its cans: “ America’s Patriotic, God-Fearing, Constitution-Loving, National Anthem-Singing, Stand Your Ground Beer.” Fans discovering the brand through TSR can learn about the beer through the American Rebel Beer website and evaluate the public company through its announcements and SEC filings.

A season to be proud of. A finish still to fight for. It’s time to ‘Rebel Up!” through the finish

“We are proud of this season supporting TSR, Matt and Leah through primary and associate sponsorship roles,” Ross added. “We have celebrated victories and watched these teams fight each round for every point and the round win. We look ahead to three races, with Matt chasing history and the American Rebel family cheering him on.”

American Rebel congratulates NHRA on its 2027 media agreements

American Rebel congratulates NHRA on its 2027 media agreements with FOX Sports, The CW Network and FloSports. NHRA projects reach exceeding 125 million households. American Rebel welcomes taking drag racing into more living rooms, and believes the sport’s adult fan base aligns with the American Rebel values displayed on the can.

Three races remain: Follow Hagan’s chase for his fifth world championship

The remaining 2026 NHRA Mission Foods Drag Racing Series events are:

Event	Dates (2026)	Venue	Eliminations
Texas NHRA FallNationals	October 14-18	Texas Motorplex Ennis, Texas	October 18
MOPAR NHRA Las Vegas Nationals powered by Dodge	October 29-November 1	The Strip at Las Vegas Motor Speedway Las Vegas, Nevada	November 1
In-N-Out Burger NHRA Finals	November 12-15	In-N-Out Burger Pomona Dragstrip Pomona, California	November 15

Texas professional qualifying is scheduled for October 16-17, followed by eliminations October 18. Event schedules are subject to change. Consult NHRA and the event organizers for current schedules and television listings.

WIN HAGAN WIN. WIN REBEL WIN.

Four world titles. Three races left. One true American Rebel.

Be a Rebel. Put a Can in Your Hand.

For adults 21 and older. Enjoy responsibly. Never drink and drive. Do not share alcohol marketing with minors.

About American Rebel Light Beer

American Rebel Light Beer is a premium domestic light lager built around crisp taste and a proud American identity. The brand brings American Rebel’s patriotic lifestyle message to adult consumers through motorsports, music, retail and community experiences. American Rebel Light Beer - America’s Patriotic, God-Fearing, Constitution-Loving, National Anthem-Singing, Stand Your Ground Beer.

Product information and beer locator: AmericanRebelBeer.com

About American Rebel Holdings, Inc.

American Rebel Holdings, Inc. (OTCID:AREB) is a Nevada corporation headquartered in Nashville, Tennessee. The Company’s businesses include American Rebel Light Beer, safes and security products, and branded merchandise. Through American Rebel Beverages, Champion Safe and its broader brand platform, the Company seeks to connect its products with consumers who identify with patriotism, independence and self-reliance. American Rebel is America’s Patriotic Brand™ .

www.americanrebel.com

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the federal securities laws. Forward-looking statements generally relate to future events or the future financial or operating performance of American Rebel Holdings, Inc. (“American Rebel,” “AREB,” or the “Company”) and include, without limitation, statements regarding Matt Hagan’s pursuit of a fifth NHRA Funny Car World Championship; future race participation, performance and championship prospects; sponsorship and marketing initiatives; anticipated media exposure and brand visibility; consumer awareness and engagement; distributor and retailer expansion opportunities; growth of American Rebel Light Beer; the Company’s ability to leverage motorsports sponsorships, strategic partnerships and promotional activities to grow its business; and the Company’s ability to execute its business plan and create long-term shareholder value. Such statements are based on current expectations, estimates, assumptions and projections of management and are not guarantees of future performance. Words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “seek,” “should,” “target,” “will” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words.

These forward-looking statements involve risks, uncertainties and other factors, many of which are beyond the Company’s control, that could cause actual results to differ materially from those expressed or implied by such statements. Such risks include, without limitation, race outcomes, championship standings, driver and team performance, mechanical failures, accidents, injuries, weather conditions, event postponements or cancellations, broadcast schedule changes, sponsorship renewals or modifications, consumer preferences, distributor and retailer execution, competition, manufacturing and supply-chain disruptions, product availability, regulatory requirements applicable to alcoholic beverages, the Company’s ability to obtain financing, liquidity constraints, indebtedness, operating losses, dilution, execution risk associated with strategic initiatives, general economic conditions, and volatility or limited liquidity in the Company’s securities. Additional information regarding these and other risks can be found in the Company’s filings with the U.S. Securities and Exchange Commission, including its most recent Form 10-K and subsequent Forms 10-Q and Forms 8-K.

Statements regarding sponsorship visibility, television exposure, social media engagement, audience reach, fan engagement, consumer awareness, retailer opportunities, distributor relationships, product visibility, brand recognition or marketing initiatives should not be interpreted as guarantees of future revenue, profitability, market share, stock-price appreciation, financing success or shareholder returns. Participation in and success associated with NHRA competition does not necessarily result in increased sales, expanded distribution, improved operating performance or enhanced shareholder value. No quantified advertising value, sponsorship return on investment, consumer conversion rate, distributor conversion rate, retailer conversion rate or financial impact is represented unless specifically stated by the Company.

Forward-looking statements speak only as of the date of this release. The Company undertakes no obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law. Readers are cautioned not to place undue reliance on these forward-looking statements.

Sponsorship, Media, Competition and Image Disclosures

American Rebel’s sponsorship relationships with Matt Hagan, Leah Pruett and Tony Stewart Racing (“TSR”) are governed by separate contractual arrangements and may vary by race, event, season, sponsorship level or activation opportunity. References to sponsorship activities in this release apply only as specifically described herein and should not be interpreted as indicating that American Rebel serves as the title sponsor, primary sponsor or featured sponsor of every TSR team, vehicle, race event, season or future competition. References to Matt Hagan, Leah Pruett, Tony Stewart Racing, the National Hot Rod Association (“NHRA”), race venues, event promoters, manufacturers, broadcasters, sponsors and other third parties are provided solely for informational purposes. Such references do not imply ownership, endorsement, partnership, investment recommendation or commercial relationship beyond those specifically disclosed by the Company. All trademarks, service marks, event names, team names and logos remain the property of their respective owners.

References in this release to race results, points standings, championship positions, qualifying results, event schedules, television schedules, replay broadcasts, competition statistics and related data have been derived from publicly available information believed to be reliable at the time of publication. Such information remains subject to verification, revision, modification, postponement, cancellation or correction by NHRA, race officials, broadcasters, sanctioning bodies, event organizers and other third parties. Unofficial standings remain subject to final confirmation and adjustment by NHRA. The Company undertakes no obligation to revise or update such information except as required by applicable law.

References to FS1, FS2, FOX Sports broadcasts, replay schedules, cable programming, streaming availability or media coverage are based upon publicly available scheduling information available at the time of publication. Broadcast dates, times, channels, programming schedules, carriage agreements and distribution arrangements may change without notice. American Rebel does not control broadcast scheduling, programming decisions, ratings data, audience measurement methodologies or distribution availability. Readers and viewers should consult official broadcaster schedules and event organizers for the most current information.

References to NHRA’s announced 2027 media rights agreements, including arrangements involving FOX Sports, The CW Network, FloSports or other current or future media partners, are based solely upon publicly disclosed information released by NHRA and related organizations. Statements concerning projected household reach, media distribution, content availability, audience opportunities or potential exposure are intended solely to describe publicly announced media arrangements and should not be interpreted as guarantees of viewership, ratings, audience engagement, advertising value, consumer awareness, distributor participation, retailer adoption, sales growth, financial performance or investment returns.

Race victories, qualifying success, championship standings, media coverage and sponsorship exposure should not be viewed as indicators or predictors of future commercial performance. Historical racing performance by drivers, teams or sponsors is not indicative of future race results, consumer demand, distributor growth, profitability, market expansion, financing success or shareholder returns. No representation is being made that current racing success will translate into future business or financial performance.

Image and Media Disclaimer

Photographs, graphics and visual materials accompanying this release were obtained from publicly available sources, media resources, licensed materials, team-provided content, promotional assets or other sources believed to be available for editorial, informational or promotional use. To the best of the Company’s knowledge, the images used in connection with this release have not been materially altered, manipulated, enhanced, generated or digitally modified in a manner that changes the underlying facts, events, race results, sponsorship relationships or subject matter depicted. Any adjustments made to images were limited to customary editorial and production processes, including sizing, scaling, cropping, trimming, resolution optimization, positioning, layout placement, color balancing, captioning and similar formatting adjustments necessary for publication and presentation purposes.

The appearance of drivers, race vehicles, uniforms, sponsor logos, event signage, facilities, trophies, race venues or other branded materials in any image does not create or expand sponsorship rights, endorsement rights, licensing rights or commercial rights beyond those expressly granted under applicable agreements. Images are presented solely for illustrative, informational and editorial purposes in connection with the matters discussed in this release.

Nothing contained in this release constitutes an offer to sell or a solicitation of an offer to buy any security. References to OTCID: AREB, race participation, sponsorship activities, media exposure, strategic initiatives, business opportunities or growth prospects should not be construed as investment advice or a recommendation to purchase, sell or hold securities of American Rebel Holdings, Inc. Investors should review the Company’s filings with the U.S. Securities and Exchange Commission and conduct their own independent evaluation before making any investment decision.

Contacts

Investor Relations and Media:
American Rebel Holdings, Inc. | info@americanrebel.com

Distribution and Account Inquiries:

American Rebel Light Beer
Todd Porter, President, American Rebel Beverages | tporter@americanrebelbeer.com

SOURCE: American Rebel Holdings